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                                                                  EXHIBIT 10.27

            (English Translation of the Original Contract in Chinese)

                             PRODUCT SUPPLY CONTRACT

                                                 Contract Number: SF-HRL-060702
                                                 Place of Signing: Qidong
                                                 Date of Signing: July 2, 2006

The Seller: Huaerli (Nantong) Electronics Co., Ltd.
The Buyer: Jiangsu Linyang Solarfun Co., Ltd.

This Contract is entered into by and between the Buyer and the Seller after friendly negotiations, whereby the Seller agrees to supply silicon wafers to the Buyer as follows.

Article 1 Name of Products, Technical Specifications, Quantity, Price and Delivery Schedule:

                                                                                             UNIT PRICE
                                                                      MEASURING             INCLUDING TAX    DELIVERY
NAME OF PRODUCTS              TECHNICAL SPECIFICATIONS                  UNIT     QUANTITY  (RMB YUAN/PIECE)  SCHEDULE
----------------        --------------------------------------------  ---------  --------  ----------------  --------
Monocrystalline         1. Type:  Type P                              piece       130,000       55.00
Silicon Wafer
                        2. Width of silicon wafers: 125+/-0.5mm

                        3. Diameter of silicon wafers: 150+/-0.5mm

                        4. Thickness of silicon wafers: 240+/-30(mu)m

                        5. Resistivity: 0.5 ~ 3 (omega) cm, 3 ~6 (omega) cm

                        6. Minority carrier lifetime: > or = 8 (mu)s

                        7. Surface damage: <15 (mu)m

                        8. Cutting mode: multi-thread cutting

                        9. Crystal orientation: (100)+/-1 degrees

                        10. TTV < or = 30 (mu)m

                        11. Vertical angle: 90 degrees+/-0.3 degrees

                        12. Degree of curvature: < or = 0.035mm

                        13. Oxygen concentration: < 1x10(18)at/cm(3)

                        14. Carbon concentration: < 5x10(16)at/cm(3)

                        15. Dislocation Density: < or = 3x10(3)/cm(2)

                        16. Notch: notch of crystal orientation
                        shall be no bigger than 1x0.3mm, and
                        there shall be no more than one notch on each wafer.

                        15. Broken edge: broken edge of wafers
                        shall be no bigger than 1x0.5 mm, and
                        there shall be no more than one on each
                        wafer.

                        16. No stain and abnormal spot on surface.
                        No curve under naked eyes.

                      Total Price                                     RMB7,150,000.00

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Article 2.   Quality Requirements and Technical Standards: as set forth above in this Contract.

Article 3. Place and Manner of Delivery: The products shall be delivered to the warehouse of the Buyer.

Article 4. Manner and Cost of Transportation: The Seller shall be responsible for delivery and bear the cost.

Article 5. Packaging Standard and Category of Packaging Material: Suitable for long-distance transportation of solar-grade monocrystalline silicon wafers.

Article 6. Standard and Manner of Inspection and Period for Objection: Within 7 days as of receipt of the silicon wafers in the warehouse of the Buyer, the Buyer shall conduct full inspection of such silicon wafers pursuant to the technical requirements set forth herein before warehousing. Silicon wafers shall be deemed defective if they are not in conformity with the technical requirements set forth herein, and the Seller shall remedy the defect by one-to-one replacement within 7 days. If the Buyer discovers during the inspection that the quantity of any silicon wafers delivered is lower than the contract stipulated quantity, the Seller shall make up such shortfall within 7 days.

Article 7. Manner and Terms of Payment: The Seller shall deliver goods following receipt of payment, and the Seller shall issue VAT invoice of the amount of 17% the total price of each batch.

Article 8. Effectiveness of the Contract: This Contract shall take effect upon execution and terminate when all the obligations under this Contract have been performed.

Article 9. Liabilities for Breach of Contract: (1) If there is delay of payment by the Buyer, then this Contract shall be terminated. (2) If either party fails to perform any of its obligations under this Contract, the breaching party shall pay the non-breaching party liquidated damages equal to 1% of the total amount of the Contract and this Contract shall continue in effect. (3) If this Contract is rendered unable to be performed due to a breach by either party hereto, the breaching party shall be liable under the Contract Law of the People's Republic of China.

Article 10. Any dispute in connection with the performance of this Contract shall be settled through negotiations between the parties hereto. If no settlement can be reached, the dispute shall be submitted for arbitration to the arbitration commission in the place where this Contract is signed.

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Article 11.  Miscellaneous: This Contract shall become effective after being signed by and affixed with company seals of the parties hereto. This Contract shall be executed in two originals, with each party to hold one. This Contract can be signed by fax.

                The Seller                               The Buyer
Name of the Company (seal):                 Name of the Company (seal):
HUAERLI (NANTONG) ELECTRONICS CO., LTD.     JIANGSU LINYANG SOLARFUN CO., LTD.

Address:                                    Address: 666 Linyang Road, Qidong,
                                            Jiangsu Province

Legal Representative:                       Legal Representative:
Authorized Agent:                           Authorized Agent:

Tel:                                        Tel: 0513-83135089
Fax:                                        Fax: 0513-83307011

Bank Name:                                  Bank Name: Bank of China, Qidong
Account No.:                                Branch, Business Department
Tax No.:                                    Account No.: 647032159808091001
Code:                                       Tax No.: 320681765140726
                                            Zip Code: 226200

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